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                                                                   EXHIBIT 10.12

                               REVOLVING LINE OF
                             CREDIT LOAN AGREEMENT

         THIS REVOLVING LINE OF CREDIT LOAN AGREEMENT (the "Agreement") is made effective as of the 13 day of June, 2000, by and between SUNDERLAND CORPORATION, a Delaware corporation, doing business in Nevada as SUNDERLAND OF NEVADA (the "Borrower"), and SILVER STATE BANK, a Nevada State-Chartered Bank (the "Lender").

                              W I T N E S S E T H :

         WHEREAS, Borrower, by and through its subsidiary, CapSource, Inc., a Nevada corporation, doing business as Del Mar Mortgage ("Del Mar Mortgage"), is in the business of making loans secured by real property located primarily in Clark County, Nevada; and

         WHEREAS, subject to the terms and conditions hereof, Lender has agreed to lend to Borrower certain funds on a revolving line of credit basis in an amount not to exceed at any time the principal sum of THREE MILLION AND NO/100THS DOLLARS ($3,000,000.00) (the "Loan") for the purpose of providing Borrower with a revolving line of credit to meet its working capital requirements.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties and subject to the following terms and conditions, Borrower agrees to borrow from Lender, and Lender agrees to loan to Borrower the Loan for the purposes provided herein. The Loan shall be evidenced by a Revolving Line of Credit Promissory Note (the "Note") bearing even date herewith, guaranteed by MICHAEL SHUSTEK (the "Guarantor"), by the execution of a Guarantee in form and content acceptable to Lender (the "Guarantee"), and secured by various collateral assignments of promissory notes and deeds of trust to be evidenced by documentation to be executed by Borrower or Del Mar Mortgage from time to time in form and content acceptable to Lender (the "Collateral Assignment Documents"). This Agreement, the Note, the Guarantee, the Collateral Assignment Documents, and any and all other documents now or hereafter executed by Borrower or any other person or party in connection with or to evidence or secure payment of the Loan are sometimes hereafter collectively referred to as the "Loan Documents".

         A.       DISBURSEMENTS.

                  A.1 GENERAL. At any time prior to the date which is twelve (12) months following the date hereof, Lender shall make disbursements of the Loan (each a "Disbursement") from time to time at Borrower's request for the purposes provided herein once Borrower has: (a) satisfied all conditions set forth herein; and (b) deposited with Lender the following sums: (i) Lender's loan fee in the sum of $30,000.00; and (ii) Lender's reasonable attorney's fees incurred in connection herewith.

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                  Hale Lane Peek Dennison Howard and Anderson
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)222-2500

                  A.2 CONDITIONS PRECEDENT TO EACH DISBURSEMENT. Lender's obligation to make any Disbursement of the Loan shall be further subject to the following:

                           (a)      Borrower shall submit to Lender a
Disbursement Request in form and content acceptable to Lender and executed by an authorized officer or other representative of Borrower;

                           (b)      No Event of Default (as herein defined), or
any event which with notice or the passage of time would constitute an Event of Default, shall then exist hereunder;

                           (c)      Borrower shall provide Lender with such
information as Lender may reasonably require regarding: (i) the proposed use of the requested Loan funds; and (ii) the proposed collateral to be pledged by Borrower in connection with the requested Disbursement, including, without limitation, copies of the promissory note and the deed of trust to be collaterally assigned to Lender (which must conform to FIDICIA guidelines), a copy of the appraisal for the real property encumbered by such deed of trust, and a copy of the lender's policy of title insurance insuring such deed of trust as a lien on the real property encumbered thereby, all of which shall be in form and content acceptable to Lender in its sole discretion; and

                           (d)      Borrower and/or Del Mar Mortgage shall
execute and deliver to Lender, as security for the Loan, such Collateral Assignment Documents as Lender shall require to collaterally assign to Lender the promissory note(s), and deed(s) of trust securing the same (the "Collateral Notes/Deeds of Trust"), executed by third parties in favor of Borrower or Del Mar Mortgage. The Collateral Documents shall include, but not be limited to, a Security Agreement, a Collateral Assignment of Note And Deed of Trust, and an Assignment Endorsement in substantially the form attached hereto as Exhibits "A", "B" and "C", respectively. In addition to the Collateral Assignment Documents, Borrower shall deliver to Lender the original Collateral Notes/Deeds of Trust, the original lender's policy or policies of title insurance insuring the same, and ALTA form 104 title endorsements thereto in favor of Lender in connection with the Collateral Assignment Documents. Borrower shall pay all of costs, fees and expenses incurred by Lender in connection with the Collateral Assignment Documents, including, reasonable attorneys' fees and costs, and title insurance premiums.

         B.       REPRESENTATIONS, COVENANTS AND WARRANTIES.

                  Borrower hereby unconditionally represents, covenants and warrants as follows:

                  B.1 POWER. If Borrower or any signator who signs on its behalf is a corporation, partnership, limited liability company, or trust, that it is a corporation duly incorporated, or a partnership, limited liability company or trust duly organized, and in any event validly existing under the laws of the state of its incorporation or organization and duly qualified to do business in the State of Nevada, with requisite power and authority to (a) incur the indebtedness evidenced by the Note;

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                  Hale Lane Peek Dennison Howard and Anderson
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)222-2500

(b) enter into this Agreement; (c) enter into any other Loan Documents executed and delivered to Lender concurrently herewith; and (d) conduct its business and to own and lease its assets.

                  B.2 AUTHORITY. That this Agreement, the Note and all other Loan Documents executed and delivered to Lender concurrently herewith were executed in accordance with the requirements of law, and, if Borrower or any signator who signs on its behalf is a corporation, partnership, limited liability company, or trust, in accordance with any requirements of its articles of incorporation, partnership agreement, articles of organization and/or operating agreement, or declaration of trust, and any amendments thereto, and that the execution of the same, and the full and complete performance of the provisions thereof, are authorized by its bylaws, partnership agreement, articles of organization and operating agreement, or declaration of trust, or a resolution of its board of directors, partners, members or managers, or trustees, and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance (other than those contained herein or in any instrument delivered to Lender concurrently herewith) upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument or agreement to which Borrower is a party or by which Borrower is bound or, if applicable, under Borrower's corporate charter, bylaws, partnership agreement, articles of organization and/or operating agreement, or declaration of trust. No governmental or other authorization which has not been obtained is required for the creation of the liens or the enforcement by Lender of its remedies under the Loan Documents. Each of the Loan Documents, when executed and delivered, will constitute the legal, valid and binding obligations of Borrower and/or the Guarantors enforceable against each in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  B.3 FINANCIAL STATEMENTS. Any and all balance sheets, statements of income or loss, reconciliation of surplus and financial data of any other kind heretofore furnished Lender by or on behalf of any of the Borrower and Guarantor are true and correct in all material respects, and fully and accurately present the financial condition of the subjects thereof as of the dates thereof, and no material adverse change has occurred in the financial condition reflected therein since the dates of the most recent financial data submitted to Lender. During the Loan term, Borrower shall provide Lender with:
(i) copies of annual financial statements for Borrower and the Guarantor within 90 days following the end of each year; (ii) copies of federal income tax returns (including schedules) and/or extension requests for Borrower and the Guarantor within 15 days after filing the same; and (iii) such other financial information in connection with the Borrower and the Guarantor as Lender may reasonably request.

                  B.4 LITIGATION. There are no actions, suits or proceedings of a material nature (collectively "Proceedings") pending, or to the knowledge of Borrower threatened, against or affecting Borrower or any of the Guarantor or involving the validity or enforceability of the Loan Documents, and no event ("Adverse Event") has occurred (including specifically the execution of this Agreement, the Note or any of the other Loan Documents) which will materially adversely affect the financial condition, operations, or prospects of Borrower or the Guarantor or the ability of such party

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                  Hale Lane Peek Dennison Howard and Anderson
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)222-2500
to perform its obligations under the Loan Documents. Borrower shall give Lender written notice of any pending or threatened Proceeding or any Adverse Event promptly after Borrower obtains knowledge thereof.

                  B.5 OUT OF DEBT PERIOD. During the term of the Loan, Borrower shall make such principal payments as are required to reduce the outstanding balance under the Loan to zero (0) for thirty (30) consecutive days during each calendar quarter. For purposes hereof a calendar quarter [AMENDED ON EXTENSION] shall mean the three (3) month periods commencing on January 1, April 1, July 1 and October 1 of each year, commencing with the quarter beginning on July 1, 2000.

                  B.6 DOCUMENTS AND OTHER INFORMATION. All documents and other information delivered to Lender pursuant to any of the Loan Documents are and will be complete and correct in all material respects at the time of delivery to Lender.

                           The foregoing representations, covenants and
warranties shall survive until all sums payable pursuant to the Note or this Agreement or any of the other Loan Documents, have been paid in full.

         C.       DEFAULT.

                  C.1 EVENTS OF DEFAULT. Any of the following shall constitute a default hereunder (each an "Event of Default"):

                           (a)      The failure of Borrower to make any payment
required hereunder or under the Note or under any other Loan Document within fifteen (15) days after such payment is due;

                           (b)      The neglect, failure, or refusal of Borrower
to keep in full force and effect any permit, license, consent or approval required in connection with Borrower's or Del Mar Mortgage's business operations;

                           (c)      The false or misleading nature of any
representation or warranty of Borrower contained herein, or in any other Loan Document, or in any representation to Lender concerning the financial condition of Borrower or the Guarantor;

                           (d)      The failure of Borrower to fully perform any
and all other covenants and agreements hereunder or under the other Loan Documents; provided, however, that such failure shall not be a default hereunder if such failure is not specifically covered elsewhere in this Paragraph C.1, such failure does not relate, in the judgment of Lender, to a matter which is of an emergency nature, and Borrower performs such covenant or agreement within thirty (30) days after written notice to Borrower that performance thereof is due. If such failure is specifically covered elsewhere in this Paragraph C.1, the foregoing 30-day grace period shall not be applicable and the grace period, notice requirement and/or cure period, if any, set forth in such other reference shall control;

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                  Hale Lane Peek Dennison Howard and Anderson
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)222-2500

                           (e)      The admission by Borrower or the Guarantor
in writing of its inability to pay its debts generally as they become due, or the filing by any such party of a petition or action for relief under any bankruptcy, reorganization or insolvency law, or any other law or laws for the relief of, or relating to, debtors;

                           (f)      The filing of any involuntary petition under
any bankruptcy or insolvency law against Borrower or the Guarantor, or the appointment of a custodian, receiver or trustee to take possession of the assets of any such party, unless such petition or appointment is or has been set aside or withdrawn within ninety (90) days from the date of such filing or appointment;

                           (g)      The filing by or against Borrower or the
Guarantor of a petition seeking the liquidation or dissolution of Borrower or the Guarantor or the commencement of any other procedure to liquidate or dissolve Borrower or the Guarantor (if such petition or procedure is not dismissed or terminated within ninety (90) days after it is filed or otherwise commenced), or the occurrence of any event, condition or circumstance which causes the liquidation of Borrower (if such event, condition or circumstance is not cured within ninety (90) days after it arises); or

                           (h)      The Guarantor shall notify Lender of his
intention to rescind, terminate or revoke his Guarantee, or such Guarantee shall cease to be in full force and effect for any reason without Lender's written consent.

                           For the purpose of paragraph C.1, whenever Borrower
is provided with a period of time within which to cure any default, and such default is not reasonably susceptible to cure within such period of time, it shall be deemed cured if Borrower commences curative action within such time period and diligently pursues such action thereafter.

                  C.2 ACCELERATION. Upon the occurrence of an Event of Default hereunder, the entire unpaid balance of the Note including all accrued interest shall, at the option of Lender, become immediately due and payable and Lender shall have such rights of enforcement as may be afforded by law, hereunder, or under the Note or any of the other Loan Documents.

         D.       REMEDIES.

                  Upon the occurrence of any Event of Default, Lender may, without notice to or demand upon Borrower, which are expressly waived by Borrower (except for any notices or demands otherwise required by applicable law to the extent not effectively waived by Borrower, and any notices or demands specified herein or the Loan Documents), exercise any one or more of the following remedies, as Lender may determine:

                  D.1 GENERAL. Lender may, at its option, terminate all commitments to make disbursements of the Loan, or Lender may waive the Event of Default or, without waving the Event of Default, determine upon terms and conditions acceptable to Lender to make further disbursements. All remedies of Lender provided for herein are cumulative and shall be in addition to any and all other

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                  Hale Lane Peek Dennison Howard and Anderson
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)222-2500
rights and remedies provided in the Note or any of the other Loan Documents or by law. The exercise of any rights of Lender hereunder shall not in any way constitute a cure or waiver of an Event of Default hereunder or elsewhere, or invalidate any act done pursuant to any notice of default, or prejudice Lender in the exercise of any of its other rights hereunder or elsewhere unless, in the exercise of said rights, Lender realizes all amounts owed to it hereunder and under the Note and the other Loan Documents.

                  D.2 RIGHT OF CONTEST. Borrower shall have the right to contest in good faith any claim, demand, levy, or assessment by a third party, the assertion of which would constitute an Event of Default hereunder. Any such contest shall be prosecuted diligently and in a manner not prejudicial to Lender or the rights of Lender hereunder.

         E.       MISCELLANEOUS.

                  E.1 NO WAIVER. No waiver of any Event of Default or breach by Borrower hereunder shall be implied from any omission by Lender to take action on account thereof, and no express waiver shall affect any Event of Default other than that specified in the waiver and the waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term, or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by Borrower requiring consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

                  E.2 NO THIRD PARTIES BENEFITTED. This Agreement is made and entered into for the sole protection and benefit of Lender (and any participating lender) and Borrower. All conditions to the obligation of Lender to make Disbursements hereunder are imposed solely and exclusively for the benefit of Lender and may be freely modified by Lender with the concurrence of Borrower or waived by Lender in whole or in part at any time if, in its sole discretion, it deems it advisable to do so. No person other than Borrower shall have standing to require Lender to make any Disbursements or be a beneficiary of this Agreement or of any of the Disbursements to be made hereunder.

                  E.3 PLURAL BORROWERS JOINTLY AND SEVERALLY LIABLE. All persons, firms and/or entities, including general partners, constituting "Borrower" herein shall be jointly and severally liable to Lender for the faithful performance of the terms hereof.

                  E.4 NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering the same by courier service to the intended addressee, or by telefax. Notice so mailed shall be effective five (5) business days following its deposit, and notice by telefax or courier service shall be effective on the first business day after received. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be as set forth on the signature page hereof; provided, however, that either party shall

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                  Hale Lane Peek Dennison Howard and Anderson
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)222-2500
have the right to change its address for notice hereunder to any other location by the giving of notice to the other party in the manner set forth above.

                  E.5 AUTHORITY TO FILE NOTICES. Borrower irrevocably appoints, designates, and authorizes Lender as its agent (said agency being coupled with an interest) to file for record any notices of completion, cessation of labor, or any other notice that Lender deems necessary or desirable to protect its interest hereunder or under the Note or any of the other Loan Documents. Lender shall only file such notices if Borrower fails, within fifteen
(15) days after written demand by Lender, to do so.

                  E.6 EXPENSES. Borrower shall promptly pay all reasonable costs, charges, and expenses incurred by Lender in connection with the negotiation, documentation and closing of the Loan, including but not limited to, title charges, tax and lien service charges, reasonable costs of inspection, recording fees, processing fees, appraisal fees, reasonable attorneys' fees, real property taxes and assessments and insurance premiums, and any and all fees in consideration of Lender's commitment to provide the Loan.

                  E.7 ACTIONS. Lender shall have the right to commence, appear in or defend any action or proceeding purporting to affect the rights, duties, or liabilities of the parties hereunder, or the Disbursement of any funds in the event that Borrower fails to appear in or adequately defend such action or proceeding or fails to keep Lender advised of the status thereof. In connection therewith, Lender may incur and pay costs and expenses, including reasonable attorneys' fees, and Borrower shall pay to Lender on demand all such costs and expenses and Lender is authorized to disburse funds from the Loan for such purpose.

                  E.8 COMMISSIONS AND BROKERAGE FEE. Borrower shall indemnify Lender from any responsibility and/or liability for the payment of any commission, charge or brokerage fees to anyone which may be payable in connection with the making, purchase or refinance of the Loan, it being understood that any such commission, charge, or brokerage fees will be paid directly by Borrower to the party or parties entitled thereto.

                  E.9 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of Nevada, except as preempted by federal law.

                  E.10 HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, assigns and personal representatives of the parties hereto; provided, however, that Borrower shall not assign its rights hereunder in whole or in part without the prior written consent of Lender, which such consent may be granted or withheld in the sole and absolute discretion of Lender. Any such assignment without consent shall be void. Lender may from time to time sell participations in the Loan to any person (including affiliates of Lender) without notice to or the consent of Borrower or the Guarantor. In connection with the sale of participations, Lender is authorized to provide to potential participants information regarding Borrower or the

                                       7

                  Hale Lane Peek Dennison Howard and Anderson
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)222-2500

Guarantor which Lender may have in its possession. No such sale of participations shall, without Borrower's written consent, relieve Lender of its obligations hereunder.

                  E.11 TIME. Time is of the essence of this Agreement and each and every provision hereof in which time is an element.

                  E.12 RELATIONSHIP OF PARTIES. The relationship between Borrower and Lender is, and at all time shall remain, solely that of debtor and creditor, and shall not be, or be construed to be, a joint venture, equity venture, partnership or other relationship of any nature, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other person with respect to the Loan, except as expressly provided in the Loan Documents. Notwithstanding any other provision of the Loan Documents: (a) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its partners, if applicable, and Lender does not intend to ever assume such status; (b) Lender shall in no event be liable for any debts, expenses or losses incurred or sustained by Borrower; (c) Lender's activities in connection with the Loan Documents shall not be outside the scope of the activities of a lender within the meaning of NRS 41.590 and other laws of the State of Nevada; and (d) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its partners.

                  E.13 ATTORNEYS' FEES AND COSTS. If any legal action or any arbitration or other proceeding (including a proceeding in bankruptcy) is brought for the enforcement of this Agreement or because of an alleged dispute, breach, Event of Default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which he may be entitled.

                  E.14 EXPIRATION OF COMMITMENT. Lender's obligation to disburse the Loan is further conditioned upon the execution of this Agreement and the other Loan Documents on or before June 30, 2000.

                  E.15 INTERPRETATION. This Agreement shall not be construed against the party preparing it, but shall be construed as if both parties jointly prepared this Agreement and any uncertainty and ambiguity shall not be interpreted against any one party.

                  E.16 PARTIAL INVALIDITY. In the event that any of the terms hereof shall be held to be invalid or unenforceable by any court of competent jurisdiction, such fact shall not affect the validity or enforceability of the remaining terms hereof.

                  E.17 Reasonableness Standard. Except as otherwise provided herein, whenever Lender's consent or approval is required in this Agreement, such consent or approval shall not be unreasonably withheld or delayed.

                                       8

                  Hale Lane Peek Dennison Howard and Anderson
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)222-2500

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

SUNDERLAND CORPORATION                   SUNDERLAND CORPORATION, A
________________________                 DELAWARE CORPORATION, DOING BUSINESS IN
________________________                 NEVADA AS SUNDERLAND OF NEVADA

                                         By: /s/ STEVE BYRNE
                                             --------------------------------
                                                 STEVE BYRNE
                                                 ITS: PRESIDENT

                                                      "BORROWER"

SILVER STATE BANK                        SILVER STATE BANK, A NEVADA STATE-
400 N. GREEN VALLEY PARKWAY              CHARTERED BANK,
HENDERSON, NEVADA 89014

                                         By: _______________________________
                                                 DOUGLAS E. FRENCH
                                                 ITS: SENIOR VICE PRESIDENT

                                                        "LENDER"

                                        9

                  Hale Lane Peek Dennison Howard and Anderson
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)222-2500